                          OPPENHEIMER AMT-FREE MUNICIPALS
                   Prospectus Supplement dated December 10, 2008
                     to the Prospectus dated November 28, 2008

This supplement  amends the Prospectus of Oppenheimer  AMT-Free  Municipals
(the "Fund") dated November 28, 2008. The Prospectus is revised as follows:

1. The section  titled  "DISTRIBUTION  AND SERVICE  (12b-1) PLANS - Service
Plan for Class A Shares," on page 38, is deleted in its  entirety  and  replaced with the following:

Service  Plan for Class A Shares.  The Fund has adopted a Service  Plan for
Class A shares that  reimburses  the  Distributor  for a portion of the costs of maintaining  accounts and providing  services to Class A shareholders.  The Fund makes these payments  quarterly,  calculated at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay  brokers,  dealers,  banks and other  financial  intermediaries  for providing  personal service and maintaining the accounts of their customers that hold Class A shares.

2. The first  paragraph  in the section  titled  "DISTRIBUTION  AND SERVICE
(12b-1) PLANS - Distribution  and Service Plans for Class B and Class C Shares,"
on page 38, is deleted in its entirety and replaced with the following:

Distribution and Service Plans for Class B and Class C Shares. The Fund has
adopted Distribution and Service Plans for Class B and Class C shares to pay the
Distributor  for  distributing  those share  classes,  maintaining  accounts and providing shareholder  services.  Under the plans, the Fund pays the Distributor an  asset-based  sales  charge for Class B and Class C shares  calculated  at an annual  rate of 0.75% of the daily net  assets of those  classes.  The Fund also pays a service  fee under the plans at an annual  rate of 0.25% of the daily net assets of Class B and Class C.  Altogether,  these fees increase the Class B and
Class C annual  expenses  by 1.00%,  calculated  on the daily net  assets of the applicable class.  Because these fees are paid out of the Fund's assets on an on going basis,  over time they will increase the cost of your  investment  and may cost you more than other types of sales charges.

December 10, 2008                                                  PS0310.025